Exhibit 99.2

BONOBOS
GUIDESHOP
Outdoor Voices
OV
allbirds

Q1 2019
SUPPLEMENTAL REPORTING INFORMATION

ACADIA REALTY TRUST

ACADIA—REALTY TRUST—Q2 2018 SUPPLEMENTAL REPORTING INFORMATIO

Table of Contents		Supplemental Report – March 31, 2019

Section I - First Quarter 2019 Earnings Press Release
Section II - Financial Information		Section III – Core Portfolio Information

Company Information	3	Core Properties	24
Market Capitalization	4	Core Top Tenants	28
Operating Statements		Core Lease Expirations	29
Consolidated Income Statements	5	Core New and Renewal Rent Spreads	30
Income Statement - Pro-rata Adjustments	7	Core Capital Expenditures	31
Consolidated Balance Sheet	8
Balance Sheet - Pro-rata Adjustments	9
Funds from Operations (“FFO”), Adjusted FFO (“AFFO”)	11
EBITDA	12
Same Property Net Operating Income	13
Fee Income	14	Section IV - Fund Information
Structured Financing	15
Other Information		Fund Overview	32
Transactional Activity	16	Fund Properties	33
Net Asset Valuation Information	17	Fund Lease Expirations	36
Selected Financial Ratios	18	Development and Redevelopment Activity	37
Debt Analysis
Summary	20
Detail	21
Maturities	23	Important Notes	39

Visit www.acadiarealty.com for additional investor and portfolio information

Supplemental Report – March 31, 2019		Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its Core Portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Amy Racanello	Symbol AKR
	Suite 300	Senior Vice President,
	Rye, NY 10580	Capital Markets & Investments
(914) 288-3345
aracanello@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	BTIG	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	Michael Gorman - (212) 738-6138	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	mgorman@btig.com	tthomas@key.com

	Green Street Advisors	Citigroup - Global Markets	J.P. Morgan Securities, Inc.
	Daniel Busch - (949) 640-8780	Christy McElroy - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689
	dbusch@greenstreetadvisors.com	christy.mcelroy@citi.com	michael.w.mueller@jpmorgan.com

3

Market Capitalization
Supplemental Report – March 31, 2019	(Including pro-rata share of Fund debt, in thousands)

					Changes in Total Outstanding Common				Weighted Average
	Total Market			Capitalization	Shares and OP Units (in thousands)				Diluted EPS		FFO
	Capitalization ($)%			Based on Net Debt [1]		Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Equity Capitalization
Common Shares	82,708				Balance at 12/31/2018	81,557	5,030	86,587
Common Operating Partnership ("OP") Units	5,131				Other	5	276	281
Combined Common Shares and OP Units	87,839				Share issuances	971	—	971
					OP Conversions	175	(175)	—
Share Price at March 31, 2019	$27.27				Balance at 3/31/2019	82,708	5,131	87,839	82,037	82,037	87,969	87,969

Equity Capitalization - Common Shares and OP Units	$2,395,370
Preferred OP Units	13,617	[2]
Total Equity Capitalization	2,408,987		71%	71%

Debt Capitalization
Consolidated debt	1,610,774
Adjustment to reflect pro-rata share of debt	(627,798)
Total Debt Capitalization	982,976		29%	29%

Total Market Capitalization	$3,391,963	[3]	100%	100%

__________

1.	Reflects debt net of Core Portfolio cash of $7,923 and pro-rata share of Funds cash of $6,718 for total cash netted against debt of $14,641.

2.	Represents 188 Series A and 136,593 Series C Preferred OP Units convertible into 25,067 and 474,278 Common OP Units, respectively, multiplied by the Common Share price at quarter end.

3.	Market capitalization comprises (fixed-rate debt includes notional principal fixed through interest rate swap transactions):

4

Consolidated Income Statement
Supplemental Report – March 31, 2019	(in thousands)

March 31, 2019 [1]
CONSOLIDATED INCOME STATEMENT	Quarter
Revenues
Rental income	$74,003
Expense reimbursements [2]	—
Other	797
Total revenues	74,800
Operating expenses
Depreciation and amortization	30,333
General and administrative	8,323
Real estate taxes	9,603
Property operating	12,347
Total operating expenses	60,606
Operating income	14,194
Equity in earnings of unconsolidated affiliates	2,271
Interest income	2,270
Interest expense	(17,859)
Income from continuing operations before income taxes	876
Income tax benefit	46
Income from continuing operations	922
Gain on disposition of properties, net of tax	2,014
Net income	2,936
Net loss attributable to noncontrolling interests	9,261
Net income attributable to Acadia	$12,197

5

Income Statement - Detail
Supplemental Report – March 31, 2019	(in thousands)

March 31, 2019 [1]
CORE PORTFOLIO AND FUND INCOME	Quarter
PROPERTY REVENUES
Minimum rents	$51,365
Percentage rents	196
Expense reimbursements - CAM [2]	5,578
Expense reimbursements - Taxes [2]	7,759
Other property income	502
Total Property Revenues	65,400

PROPERTY EXPENSES
Property operating - CAM	9,054
Other property operating (Non-CAM)	3,192
Real estate taxes	9,603
Total Property Expenses	21,849

NET OPERATING INCOME - PROPERTIES	43,551

OTHER INCOME (EXPENSE)
Interest income	2,270
Straight-line rent income	1,154
Above/below-market rent	7,965
Interest expense [3]	(15,299)
Amortization of finance costs	(1,743)
Above/below-market interest expense	26
Asset and property management expense	(118)
Other income/expense	101
Financing lease interest	(843)
CORE PORTFOLIO AND FUND INCOME	37,064

FEE INCOME
Asset and property management fees	182
Promote income from funds, net	—
Transactional fees [4]	15
Income tax benefit	46
Total Fee Income	243

General and Administrative	(8,323)

Depreciation and amortization	(30,216)
Non-real estate depreciation and amortization	(117)
Gain on disposition of properties	2,014
Income before equity in earnings and noncontrolling interests	665

Equity in earnings of unconsolidated affiliates	2,271
Noncontrolling interests	9,261

NET INCOME ATTRIBUTABLE TO ACADIA	$12,197

6

Income Statement – Pro Rata Adjustments
Supplemental Report – March 31, 2019	(in thousands)

	Ouarter Ended March 31, 2019
CORE PORTFOLIO AND FUND INCOME	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
PROPERTY REVENUES
Minimum rents	$(18,457)	$8,681
Percentage rents	(131)	22
Expense reimbursements - CAM [2]	(2,171)	727
Expense reimbursements - Taxes [2]	(1,794)	1,744
Other property income	(194)	138
Total Property Revenues	(22,747)	11,312

PROPERTY EXPENSES
Property operating - CAM	(4,202)	721
Other property operating (Non-CAM)	(1,418)	93
Real estate taxes	(2,726)	1,901
Total Property Expenses	(8,346)	2,715
NET OPERATING INCOME - PROPERTIES	(14,401)	8,597

OTHER INCOME (EXPENSE)
Interest income	(871)	—
Straight-line rent income	(890)	234
Above/below-market rent	(632)	190
Interest expense [3]	9,108	(2,509)
Amortization of finance costs	1,248	(201)
Above/below-market interest expense	—	21
Asset and property management expense	110	(178)
Other income/expense	(59)	(9)
Financing lease interest	65	—
CORE PORTFOLIO AND FUND INCOME	(6,322)	6,145

FEE INCOME
Asset and property management fees	4,089	91
Promote income from funds, net	—	—
Transactional fees [4]	1,324	35
Income tax benefit (provision)	52	(6)
Total Fee Income	5,465	120

General and Administrative	365	(34)
Depreciation and amortization	12,180	(3,960)
Non-real estate depreciation and amortization	—	—
Gain on disposition of properties	(1,631)	—
Income before equity in earnings and noncontrolling interests	10,057	2,271

Equity in earnings of unconsolidated affiliates	—	—
Noncontrolling interests [7]	(796)	—

NET INCOME ATTRIBUTABLE TO ACADIA	$9,261	$2,271

7

Balance Sheet
Supplemental Report – March 31, 2019	(in thousands)

ASSETS	Consolidated Balance Sheet As Reported	Line Item Details:
Real estate
Land	$705,402	The components of Real estate under development, at cost are as follows:
Buildings and improvements	2,731,961	Core	$65,354
Construction in progress	30,413	Fund II	8,200
Right-of-use assets - finance leases [8]	82,629	Fund III	34,197
Right-of-use assets - operating leases [8]	11,871	Fund IV	85,564
	3,562,276	Total	$193,315
Less: accumulated depreciation	(438,033)
Operating real estate, net	3,124,243
Real estate under development	193,315	Summary of other assets, net:
Net investments in real estate	3,317,558	Deferred charges, net	$28,874
Notes receivable, net	109,769	Prepaid expenses	16,116
Investments in and advances to unconsolidated affiliates	309,349	Accrued interest receivable	18,139
Lease intangibles, net	110,634	Derivative financial instruments	3,528
Other assets, net	91,572	Other receivables	5,757
Cash and cash equivalents	27,765	Deposits	6,588
Straight-line rents receivable, net	43,151	Due from seller	4,000
Rents receivable, net	16,550	Income taxes receivable	2,818
Restricted cash	12,527	Corporate assets	1,837
Total Assets	$4,038,875	Due from related parties	1,883
		Deferred tax assets	2,032
LIABILITIES AND SHAREHOLDERS' EQUITY		Total	$91,572
Mortgage and other notes payable, net	$1,109,160
Unsecured notes payable, net	481,019
Unsecured line of credit	9,000	Summary of accounts payable and other liabilities:
Accounts payable and other liabilities	206,200	Lease liability - finance leases, net [8]	$76,993
Lease intangibles, net	86,819	Lease liability - operating leases, net [8]	12,435
Dividends and distributions payable	24,910	Accounts payable and accrued expenses	59,451
Distributions in excess of income from, and investments in, unconsolidated affiliates	15,415	Deferred income	28,621
Total Liabilities	1,932,523	Tenant security deposits, escrow and other	11,185
Shareholders' equity		Derivative financial instruments	17,374
Common shares	83	Other	141
Additional paid-in capital	1,577,503	Total	$206,200
Accumulated other comprehensive loss	(11,021)
Distributions in excess of accumulated earnings	(100,634)
Total Acadia shareholders' equity	1,465,931
Noncontrolling interests	640,421
Total Shareholders' Equity	2,106,352
Total Liabilities and Shareholders' Equity	$4,038,875

8

Balance Sheet – Pro-rata Adjustments[9]
Supplemental Report – March 31, 2019	(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
Real estate
Land	$(180,602)	$89,689
Buildings and improvements	(938,246)	357,744
Construction in progress	(20,647)	165
Right-of-use assets - finance leases	(4,129)	15,717
Right-of-use assets - operating leases	(2,952)	53
	(1,146,576)	463,368
Less: accumulated depreciation	69,559	(66,915)
Operating real estate, net	(1,077,017)	396,453
Real estate under development	(95,831)	(5)
Net investments in real estate	(1,172,848)	396,448
Notes receivable, net	(39,866)	—
Investments in and advances to unconsolidated affiliates	(63,535)	(245,305)
Lease intangibles, net	(39,422)	11,374
Other assets, net	(11,502)	3,156
Cash and cash equivalents	(17,336)	4,212
Straight-line rents receivable, net	(13,618)	5,715
Rents receivable, net	(3,977)	3,982
Restricted cash	(8,953)	972
Total Assets	$(1,371,057)	$180,554

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$(683,575)	$163,367
Unsecured notes payable, net	(100,483)	(3)
Unsecured line of credit	—	—
Accounts payable and other liabilities	(56,846)	21,982
Lease intangibles, net	(22,825)	10,623
Lease liability - finance leases	—	—
Lease liability - operating leases	—	—
Dividends and distributions payable	—	—
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(15,415)
Total Liabilities	(863,729)	180,554
Shareholders' equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive loss	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders' equity	—	—
Noncontrolling interests	(507,328)	—
Total Shareholders' Equity	(507,328)	—
Total Liabilities and Shareholders' Equity	$(1,371,057)	$180,554

9

Balance Sheet – Pro-rata Adjustments[8]
Supplemental Report – March 31, 2019	(in thousands)

__________

Notes to income statements, balance sheet and pro rata adjustments:

1.	Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

2.

Effective January 1, 2019, expense reimbursements are combined with Rental income in accordance with Accounting Standards Codification 842, Leases. For more information about the implementation of ASC 842, please refer to the Company’s current Quarterly Report on Form 10-Q.

3.	Net of capitalized interest of $2.6 million for the quarter ended March 31, 2019.

4.	Consists of development, construction, leasing and legal fees.

5.	Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities.

6.

Represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

7.	Adjustment to noncontrolling interests exclude income allocable to Operating Partnership Units of $0.8 million for the quarter ended March 31, 2019.
8.

Effective January 1, 2019, the Company established right-of-use assets and corresponding lease liabilities associated with its leases payable in accordance with Accounting Standards Codification 842, Leases. For more information about the implementation of ASC 842, please refer to the Company’s current Quarterly Report on Form 10-Q.

9.	The Company currently invests in Funds II, III, IV & V and Mervyns II which are consolidated within the Company's financial statements.

10

Funds from Operations (“FFO”)[1]
Supplemental Report – March 31, 2019	(in thousands)

	Quarter Ended	Quarter Ended
	March 31, 2019	March 31, 2018
Funds from operations ("FFO"):
Net Income	$12,197	$7,419
Add back:
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	21,999	21,085
Gain on disposition of depreciable properties (net of noncontrolling interest share)	(384)	—
Income attributable to noncontrolling interests' share in Operating Partnership	930	612
FFO to Common Shareholders and Common OP Unit holders	$34,742	$29,116

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$34,742	$29,116
Straight-line rent, net	(498)	(1,399)
Above/(below)-market rent	(7,523)	(2,177)
Amortization of finance costs	696	595
Above/below-market interest	(47)	(47)
Non-real estate depreciation	117	111
Leasing commissions	(537)	(212)
Tenant improvements	(1,810)	(1,224)
Capital expenditures	(527)	(957)
AFFO to Common Shareholders and Common OP Unit holders	$24,613	$23,806

Total weighted average diluted shares and OP Units	87,969	89,067

Diluted FFO per Common share and OP Unit:
FFO	$0.39	$0.33

__________

1.	Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

11

EBITDA
Supplemental Report – March 31, 2019	(in thousands)

	Quarter Ended March 31, 2019
	Core
	Portfolio	Funds	Total
EBITDA

Net Income Attributable to Acadia	$13,480	$(1,283)	$12,197

Adjustments:
Depreciation and amortization	18,545	3,571	22,116
Interest expense	6,327	2,373	8,700
Amortization of finance costs	330	366	696
Above/below-market interest	(47)	—	(47)
Gain on disposition of properties	—	(384)	(384)
Provision (benefit) for income taxes	(107)	15	(92)
Noncontrolling interest - OP	796	—	796
EBITDA	$39,324	$4,658	$43,982

12

Core Portfolio – Same Property Performance [1]
Supplemental Report – March 31, 2019	(in thousands)

	Quarter Ended		Change
	March 31, 2019	March 31, 2018	Favorable/ (Unfavorable)

Summary
Minimum rents	$32,087	$31,124	3.1%
Expense reimbursements	9,699	8,242	17.7%
Other property income	299	339	(11.8)%

Total Revenue	42,085	39,705	6.0%

Expenses
Property operating - CAM & Real estate taxes	10,722	9,866	(8.7)%
Other property operating (Non-CAM)	676	489	(38.2)%

Total Expenses	11,398	10,355	(10.1)%

Same Property NOI - Core properties	$30,687	$29,350	4.6%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	2,978	3,734
Core NOI	$33,665	$33,084

Other same property information
Physical Occupancy	94.2%	94.6%
Leased Occupancy	95.5%	95.5%

__________

1.	The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.
13

Fee Income by Fund
Supplemental Report – March 31, 2019	(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Quarter Ended March 31, 2019
Asset and property management fees	$550	$638	$1,279	$1,837	$58	$4,362
Transactional fees	108	308	458	490	10	1,374
Total fees	$658	$946	$1,737	$2,327	$68	$5,736

14

Structured Financing Portfolio
Supplemental Report – March 31, 2019	(in thousands)

	December 31, 2018			Quarter Ended March 31, 2019					Stated	Effective
	Principal	Accrued	Ending		Repayments /	Current	Accrued	Ending	Interest	Interest	Maturity
Investment	Balance	Interest	Balance	Advances	Conversions	Principal [1]	Interest	Balance	Rate	Rate	Dates
First mortgage notes	$56,475	$3,990	$60,465	$—	$—	$56,475	$4,168	$60,643	7.44%	7.44%	Apr-19 to Apr-20

Total Core notes receivable	$56,475	$3,990	$60,465	$—	$—	$56,475	$4,168	$60,643	7.44%	7.44%

__________

1. Reconciliation of Notes Receivable to the Consolidated Balance Sheet (Pro Rata):

Total Notes Receivable per above						$56,475
Pro-rata share of Fund loans						13,428

Total Pro-rata Notes Receivable						$69,903

15

Transactional Activity
Supplemental Report – March 31, 2019	(in thousands)

PROPERTY ACQUISTIONS AND DISPOSITIONS

Property Name	Location	Key Tenants	Date of Transaction	Transaction Amount	Ownership %	Fund Share	Acadia Share

ACQUISITIONS
Core:
51 and 53 Greene Street - Soho Portfolio	New York, NY	Frame Denim, A.L.C.	March 15, 2019 March 27, 2019	$32,194	100.00%	N/A	$32,194
3104 M Street	Washington, DC		January 24, 2019	10,681	20.00%	N/A	2,136
				42,875			34,330
Fund V:
Family Center at Riverdale	Riverdale, UT	Target	March 19, 2019	48,549	90.00%	43,694	8,782
				$91,424		$43,694	$43,112

DISPOSITIONS
Fund III:
3104 M Street	Washington, DC		January 24, 2019	$10,500	80.00%	$8,400	$2,061

16

Net Asset Valuation Information
Supplemental Report – March 31, 2019	(in thousands)

	CORE	FUND II [2]	FUND III	FUND IV	FUND V

Ownership Percentage	N/A	28.33%	24.54%	23.12%	20.10%

Current Quarter NOI
Net Operating Income [1]	$33,665	N/A	$991	$7,286	$7,013
Less:
(Income) loss from properties sold or under contract	—	N/A	(23)	2	—
(Income) loss from pre-stabilized assets, development and redevelopment projects [3,4]	(1,413)	N/A	(968)	(1,060)	—
Net Operating Income of stabilized assets	$32,252	N/A	$—	$6,228	$7,013

Costs to Date (Pro Rata)
Pre-stabilized assets [3]	$20,696	N/A	$29,454	$36,359	$—
Development and redevelopment projects [4]	176,646	N/A	7,451	25,806	—
Total Costs to Date	$197,342	N/A	$36,905	$62,165	$—

Debt (Pro Rata)	$739,960	$77,477	$17,587	$95,892	$52,060

Finance Lease (Pro Rata)	$92,682	$1,535	$—	$—	$—

__________

1.	Does not include a full quarter of NOI for any assets purchased during the current quarter. See “Transactional Activity” page in this Supplemental Report for descriptions of those acquisitions.

2.	Fund II has been substantially liquidated except for its investment in City Point with pre-stabilized assets of $527.3 million and debt of $288 million.

3.

Pre-stabilized assets consist of the following projects for the Core Portfolio: 613-623 West Diversey; Fund III: 640 Broadway, Cortlandt Crossing and Nostrand; Fund IV: Paramus Plaza, 210 Bowery, 801 Madison, 27 E 61st Street and 1035 Third Avenue.

4.	See “Development and Redevelopment Activity” page in this Supplemental Report.
17

Selected Financial Ratios
Supplemental Report – March 31, 2019	(in thousands)

	Quarter Ended March 31,					Quarter Ended
COVERAGE RATIOS [1]	2019		2018		LEVERAGE RATIOS	March 31, 2019		December 31, 2018
Fixed-Charge Coverage Ratios					Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$39,324		$34,791		Debt + Preferred Equity (Preferred O.P. Units)	$996,593		$975,640
Interest expense	6,327		6,321		Total Market Capitalization	3,391,963		3,029,906
Principal Amortization	989		1,101		Debt + Preferred Equity/
Preferred Dividends [3]	795		135		Total Market Capitalization	29%		32%
Fixed-Charge Coverage Ratio - Core Portfolio	4.8	x	4.6	x

EBITDA divided by:	$43,982		$38,441		Debt [6]	$981,952		$959,206
Interest expense	8,700		8,352		Total Market Capitalization	3,391,963		3,029,906
Principal Amortization	1,233		1,345		Net Debt + Preferred Equity/
Preferred Dividends	795		135		Total Market Capitalization	29%		32%
Fixed-Charge Coverage Ratio - Core Portfolio and Funds	4.1	x	3.9	x

Payout Ratios					Debt/EBITDA Ratios

Dividends declared (per share/OP Unit)	$0.28		$0.27		Debt	$739,960		$731,012
					EBITDA	140,046		143,290
Dividends (Shares) & Distributions (OP Units) declared	$24,916		$24,259		Debt/EBITDA - Core Portfolio	5.3	x	5.1	x
FFO	34,742		29,116
FFO Payout Ratio	72%		83%		Debt [5]	$732,037		$718,030
					EBITDA	140,046		143,290
					Net Debt/EBITDA - Core Portfolio	5.2	x	5.0	x
Dividends (Shares) & Distributions (OP Units) declared	$24,916		$24,259
AFFO	24,613		23,806		Debt [4]	$982,976		$963,776
AFFO Payout Ratio	101%		102%		EBITDA	158,678		159,672
					Debt/EBITDA - Core Portfolio and Funds	6.2	x	6.0	x

					Debt [6]	$968,335		$947,342
					EBITDA	158,678		159,672
					Net Debt/EBITDA - Core Portfolio and Funds	6.1	x	5.9	x

__________

1.

Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

2.	See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.
3.	Represents preferred distributions on Preferred Operating partnership Units.
4.	Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt. Excludes capital lease obligations.
5.	Reflects debt net of the current Core Portfolio cash balance at end of period.
6.	Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.

18

Selected Financial Ratios
Supplemental Report – March 31, 2019	(in thousands)

Reconciliation of EBITDA to Adjusted EBITDA

Core EBITDA as reported	$39,324
Less tenant recapture for quarter	(5,750)
Adjusted Core EBITDA	33,574

Annualized Core EBITDA	134,296
Add: Annualized tenant recapture	5,750
Adjusted Annualized Core EBITDA	140,046

Funds EBITDA as reported	4,658
Less promote and other transactional income for quarter	—
Adjusted Fund EBITDA	4,658

Annualized Fund EBITDA	18,632
Add: Annualized net Promote	—
Adjusted annualized Fund EBITDA	18,632
Adjusted Annualized EBITDA Core and Funds	$158,678

19

Portfolio Debt - Summary
Supplemental Report – March 31, 2019	(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	Core Portfolio			Funds			Total				Reconciliation to Consolidated Debt as Reported
Unsecured Debt	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	%	Interest Rate	WA Years to Maturity [6]	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$359,000	3.3%	4.0	$—	—	—	$359,000	37%	3.3%	4.0	$—	$—	$359,000
Variable-Rate Debt [5]	—	—	—	30,942	4.5%	0.5	30,942	3%	4.5%	0.5	100,483	—	131,425
								40%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	348,022	4.2%	7.2	116,257	5.0%	2.3	464,279	47%	4.4%	6.0	381,134	(121,094)	724,319
Variable-Rate Debt [5]	32,938	4.2%	4.4	95,817	3.8%	1.5	128,755	13%	3.9%	2.2	310,413	(43,138)	396,030
								60%

Total	$739,960	3.8%	5.5	$243,016	4.5%	1.7	$982,976	100%	3.9%	4.6	$792,030	$(164,232)	1,610,774

Unamortized premium													728
Net unamortized loan costs													(12,323)
Total													$1,599,179

_________

1.	Fixed-rate debt includes notional principal fixed through swap transactions.
2.	Represents the Company's pro-rata share of debt based on its percent ownership.
3.	Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.	Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.	Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.	Based on debt maturity date without regard to swap expirations or available extension options.

20

Portfolio Debt - Detail
Supplemental Report – March 31, 2019	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		March 31, 2019	Percent	Amount	Rate	Maturity	Options

CORE PORTFOLIO

Fixed-Rate Debt
Brandywine [2]		$26,250	22.22%	$5,833	6.00%	07/01/16	None
163 Highland Avenue		8,787	100.00%	8,787	4.66%	02/01/24	None
Crossroads Shopping Center		65,888	49.00%	32,285	3.94%	10/06/24	None
555 9th Street		60,000	100.00%	60,000	3.99%	01/01/25	None
840 N. Michigan		73,500	88.43%	64,996	4.36%	02/10/25	None
Georgetown Portfolio (2008 Investment)		16,440	50.00%	8,220	4.72%	12/10/27	None
State & Washington		24,302	100.00%	24,302	4.40%	09/05/28	None
239 Greenwich Avenue		26,917	75.00%	20,188	3.88%	01/10/29	None
North & Kingsbury		12,459	100.00%	12,459	4.01%	11/05/29	None
151 North State Street		13,806	100.00%	13,806	4.03%	12/01/29	None
Concord & Milwaukee		2,708	100.00%	2,708	4.40%	06/01/30	None
California & Armitage		2,551	100.00%	2,551	5.89%	04/15/35	None
Unsecured interest rate swaps [1]		359,000	100.00%	359,000	3.32%	4 YRS
Secured interest rate swaps [1]		102,135	89.97%	91,887	4.10%	7.1 YRS

Sub-Total Fixed-Rate Debt		794,743		707,022	3.75%

Secured Variable-Rate Debt
3104 M Street [4,6]		4,688	20.00%	938	Prime+50	12/10/21	None
28 Jericho Turnpike		13,793	100.00%	13,793	LIBOR+190	01/23/23	None
60 Orange Street		7,200	98.00%	7,056	LIBOR+175	04/03/23	None
Gotham Plaza		19,811	49.00%	9,707	LIBOR+160	06/10/23	None
Georgetown Portfolio (2016 Investment)		160,000	20.00%	32,000	LIBOR+170	08/01/23	None
330-340 River Street		11,331	100.00%	11,331	LIBOR+170	06/01/26	None
Sullivan Center		50,000	100.00%	50,000	LIBOR+150	11/16/28	None
Secured interest rate swaps [1]		(102,135)	89.97%	(91,887)	LIBOR+161	7.1 YRS

Unsecured Variable-Rate Debt
Unsecured Line of Credit [3]		9,000	100.00%	9,000	LIBOR+135	03/31/22	2 x 6 mos.
Unsecured Term Loan		350,000	100.00%	350,000	LIBOR+125	03/31/23	None
Unsecured interest rate swaps [1]		(359,000)	100.00%	(359,000)	LIBOR+83	4 YRS

Sub-Total Variable-Rate Debt		164,688		32,938	LIBOR+175

Total Debt - Core Portfolio		$959,431		$739,960	3.77%

Funds
Fixed-Rate Debt
CityPoint [4]	Fund II	200,000	26.67%	53,340	4.75%	05/29/20	None
1964 Union Street [4]	Fund IV	1,463	20.80%	304	3.80%	10/01/25	None
2207 Fillmore Street [4]	Fund IV	1,120	20.80%	233	4.50%	10/31/25	None
2208-2216 Fillmore Street [4]	Fund IV	5,606	20.80%	1,166	3.40%	06/01/26	None
CityPoint [4,5]	Fund II	5,262	26.67%	1,403	1.00%	08/23/42	None
Interest rate swaps [1]	Funds II, IV & V	366,408	22.09%	80,956	4.01%	1.2 YRS
Sub-Total Fixed-Rate Debt		579,859		137,402	4.26%

Variable-Rate Debt
Paramus Plaza [4]	Fund IV	17,510	11.56%	2,024	LIBOR+170	05/21/19	None
230/240 W. Broughton	Fund IV	9,423	11.56%	1,089	LIBOR+300	05/01/19	None
146 Geary Street	Fund IV	27,700	23.12%	6,404	LIBOR+340	07/14/19	2 x 12 mos.

21

Portfolio Debt - Detail
Supplemental Report –	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		March 31, 2019	Percent	Amount	Rate	Maturity	Options

938 W. North Avenue	Fund IV	14,100	23.12%	3,260	LIBOR+265	09/01/19	1 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	40,825	23.12%	9,439	LIBOR+275	10/31/19	None
Broughton Street Portfolio	Fund IV	19,773	23.12%	4,572	LIBOR+300	11/08/19	1 x 12 mos.
717 N. Michigan Avenue	Fund IV	66,617	23.12%	15,402	LIBOR+395	12/09/19	2 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	—	23.12%	—	LIBOR+165	12/31/19	None
640 Broadway [4]	Fund III	49,470	15.49%	7,663	LIBOR+465	01/09/20	2 x 12 mos.
Wake Forest Crossing	Fund IV	23,616	23.12%	5,460	LIBOR+160	02/14/20	2 x 12 mos.
Lincoln Place	Fund IV	23,100	23.12%	5,341	LIBOR+185	03/13/20	None
650 Bald Hill Road	Fund IV	16,624	20.81%	3,459	LIBOR+265	04/27/20	None
Acadia Strategic Opportunity Fund V LLC	Fund V	50,600	20.10%	10,171	LIBOR+160	05/04/20	None
Eden Square [4]	Fund IV	24,813	22.78%	5,652	LIBOR+215	06/01/20	1 x 12 mos.
17 E. 71st Street	Fund IV	19,013	23.12%	4,396	LIBOR+190	06/09/20	None
Cortlandt Crossing	Fund III	30,471	24.54%	7,478	Prime+300	06/19/20	None
Nostrand Avenue	Fund III	9,967	24.54%	2,446	LIBOR+265	07/01/20	1 x 12 mos.
Acadia Strategic Opportunity Fund II, LLC	Fund II	40,000	28.33%	11,332	LIBOR+165	09/20/20	2 x 12 mos.
Hickory Ridge	Fund V	28,613	20.10%	5,751	LIBOR+225	10/05/20	None
Santa Fe Plaza	Fund V	22,893	20.10%	4,601	LIBOR+215	01/24/21	2 x 12 mos.
1035 Third Avenue	Fund IV	36,656	23.12%	8,475	LIBOR+235	01/27/21	None
New Towne Center	Fund V	16,900	20.10%	3,397	LIBOR+220	02/01/21	2 x 12 mos.
Fairlane Green	Fund V	40,300	20.10%	8,100	LIBOR+190	06/05/21	2 x 12 mos.
Trussville Promenade	Fund V	29,370	20.10%	5,903	LIBOR+185	06/15/21	2 x 12 mos.
Restaurants at Fort Point	Fund IV	6,145	23.12%	1,421	LIBOR+235	08/25/21	None
CityPoint [4]	Fund II	19,264	26.67%	5,138	LIBOR+139	11/01/21	None
Promenade at Manassas [4]	Fund IV	25,840	22.78%	5,886	LIBOR+175	12/05/21	2 x 12 mos.
Airport Mall	Fund IV	5,440	23.12%	1,258	LIBOR+200	04/01/22	None
Colonie Plaza	Fund IV	11,890	23.12%	2,749	LIBOR+225	04/01/22	None
Dauphin Plaza	Fund IV	9,955	23.12%	2,302	LIBOR+200	04/01/22	None
JFK Plaza	Fund IV	4,352	23.12%	1,006	LIBOR+200	04/01/22	None
Shaw's Plaza (Waterville)	Fund IV	7,788	23.12%	1,801	LIBOR+200	04/01/22	None
Wells Plaza	Fund IV	3,264	23.12%	755	LIBOR+200	04/01/22	None
CityPoint Phase 3	Fund II	23,486	26.67%	6,264	LIBOR+300	04/01/22	2 x 12 mos.
Dauphin Plaza	Fund IV	3,000	23.12%	694	LIBOR+220	04/01/22	None
Shaw's Plaza (Windham)	Fund IV	5,811	23.12%	1,344	LIBOR+200	12/01/22	None
Elk Grove Commons	Fund V	41,500	20.10%	8,342	LIBOR+150	01/01/23	1 x 12 mos.
Hiram Pavilion	Fund V	28,830	20.10%	5,795	LIBOR+190	03/05/24	None
Interest rate swaps [1]	Funds II, IV & V	(366,408)	22.09%	(80,956)	LIBOR+157	1.2 YRS
Sub-Total Variable-Rate Debt		488,511		105,614	LIBOR+229
Total Debt - Funds		$1,068,370		$243,016	4.49%
Total Debt - Core Portfolio and Funds		$2,027,801		$982,976	3.95%

_________

1.

The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements. Maturity reflects the weighted-average years to maturity of the swapped loans without regard to the expiration of the related swap agreements. Fund interest rate swaps include $90.5 million of Core swaps which are not designated to specific debt instruments.

2.	This loan is in default as of March 31, 2019 and is accruing interest for accounting purposes at the default rate of 11%.
3.	This is an unsecured revolving facility which has a current capacity up to $150,000 and can be increased to $300,000. The interest rate will vary based on levels of leverage.
4.	Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.
5.	This loan was made in connection with the New Markets Tax Credit and contains a borrower option to purchase the loan for one dollar at the end of the term.
6.	Bears interest at the greater of 4% or the Prime Rate plus 50 basis points.

22

Future Debt Maturities [1]
Supplemental Report – March 31, 2019	(in thousands)

Core Portfolio	Total Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2019 (Remainder)	$3,924	$26,250	$30,174	$3,026	$5,833	$8,859	6.00%	6.00%	n/a
2020	5,432	—	5,432	4,188	—	4,188	n/a	n/a	n/a
2021	5,673	4,688	10,361	4,372	938	5,310	6.00%	n/a	6.00%
2022	5,892	9,000	14,892	4,539	9,000	13,539	3.84%	n/a	3.84%
2023	5,017	545,292	550,309	3,816	408,227	412,043	3.81%	n/a	3.81%
Thereafter	18,559	329,704	348,263	16,208	279,813	296,021	4.14%	4.17%	4.02%
Total	$44,497	$914,934	$959,431	$36,149	$703,811	$739,960

Funds	Total Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2019 (Remainder)	$2,546	$195,813	$198,359	$585	$42,174	$42,759	5.61%	5.61%	n/a
2020	2,961	514,986	517,947	689	122,181	122,870	4.79%	4.75%	4.82%
2021	1,765	195,047	196,812	414	42,372	42,786	4.46%	n/a	4.46%
2022	1,510	71,057	72,567	317	17,262	17,579	4.89%	n/a	4.89%
2023	677	40,947	41,624	136	8,230	8,366	3.99%	n/a	3.99%
Thereafter	27,610	13,451	41,061	5,550	3,106	8,656	2.44%	2.44%	n/a
Total	$37,069	$1,031,301	$1,068,370	$7,691	$235,325	$243,016

__________

1.	Does not include any applicable extension options or subsequent refinancings.

23

Core Portfolio Retail Properties - Detail
Supplemental Report – March 31, 2019	(in thousands)

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

STREET AND URBAN RETAIL
Chicago Metro
664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	18,141	—	—	18,141	100.0%	—%	—%	100.0%	100.0%	$4,745,661	$261.60
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135	100.0%	—%	—%	100.0%	100.0%	7,804,275	89.57
Rush and Walton Streets Collection (5 properties)	Lululemon, BHLDN, Marc Jacobs	2011/12	100.0%	32,501	—	—	32,501	85.3%	—%	—%	85.3%	85.3%	6,042,546	217.96
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	46,259	—	—	46,259	100.0%	—%	—%	100.0%	100.0%	2,037,056	44.04
Clark Street and W. Diversey Collection (3 properties)	Ann Taylor, Starbucks	2011/12	100.0%	23,531	—	—	23,531	50.1%	—%	—%	50.1%	50.1%	690,030	58.47
Halsted and Armitage Collection (9 properties)	Serena and Lily, Bonobos, Warby Parker, Allbirds	2011/12	100.0%	45,123	—	—	45,123	91.1%	—%	—%	91.1%	96.7%	1,678,714	40.82
North Lincoln Park Chicago Collection (6 properties)	Forever 21, Champion, Carhartt	2011/14	100.0%	22,125	—	27,794	49,919	100.0%	—%	52.4%	73.5%	73.5%	1,586,575	43.23
State and Washington	Nordstrom Rack	2016	100.0%	78,819	—	—	78,819	64.7%	—%	—%	64.7%	100.0%	2,409,875	47.23
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,430,000	52.22
North and Kingsbury	Old Navy, Pier 1 Imports	2016	100.0%	41,700	—	—	41,700	100.0%	—%	—%	100.0%	100.0%	1,649,906	39.57
Concord and Milwaukee	—	2016	100.0%	13,105	—	—	13,105	86.3%	—%	—%	86.3%	86.3%	363,512	32.15
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	70.6%	70.6%	70.6%	617,415	47.89
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995	—%	—%	47.7%	47.7%	47.7%	581,139	32.06
Sullivan Center	Target, DSW	2016	100.0%	176,181	—	—	176,181	97.7%	—%	—%	97.7%	100.0%	6,619,195	38.45
				612,005	—	84,064	696,069	91.2%	—%	54.2%	86.7%	91.6%	38,255,899	63.40
New York Metro
Soho Collection (6 properties)	Paper Source, Faherty, 3x1 Jeans, Frame, ALC	2011 2014 2019	100.0%	18,279	—	—	18,279	88.0%	—%	—%	88.0%	88.0%	5,006,715	311.32
5-7 East 17th Street	Union Park Events	2008	100.0%	11,467	—	—	11,467	100.0%	—%	—%	100.0%	100.0%	1,300,014	113.37
200 West 54th Street	Stage Coach Tavern	2007	100.0%	5,777	—	—	5,777	77.8%	—%	—%	77.8%	77.8%	1,979,266	440.15
61 Main Street	—	2014	100.0%	3,400	—	—	3,400	—%	—%	—%	—%	—%	—	—
181 Main Street	TD Bank	2012	100.0%	11,350	—	—	11,350	100.0%	—%	—%	100.0%	100.0%	968,387	85.32
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21
Bartow Avenue	—	2005	100.0%	—	—	14,590	14,590	—%	—%	66.6%	66.6%	66.6%	306,073	31.48

24

Core Portfolio Retail Properties – Detail [1]
Supplemental Report –

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

239 Greenwich Avenue	Betteridge Jewelers	1998	75.0%	16,553	—	—	16,553	100.0%	—%	—%	100.0%	100.0%	1,593,328	96.26
252-256 Greenwich Avenue	Madewell, Jack Wills, Blue Mercury	2014	100.0%	7,986	—	—	7,986	100.0%	—%	—%	100.0%	100.0%	1,350,370	169.09
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,670	40,320	—%	100.0%	100.0%	100.0%	100.0%	963,001	23.88
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	767,674	377.98
313-315 Bowery [2]	John Varvatos, Patagonia	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	479,160	72.60
120 West Broadway	HSBC Bank	2013	100.0%	13,838	—	—	13,838	79.8%	—%	—%	79.8%	79.8%	1,958,398	177.41
2520 Flatbush Avenue	Bob's Disc. Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—%	—%	100.0%	100.0%	100.0%	1,158,573	39.79
991 Madison Avenue	Vera Wang, Gabriella Hearst	2016	100.0%	7,513	—	—	7,513	85.6%	—%	—%	85.6%	85.6%	2,188,289	340.17
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,349	99,685	—%	100.0%	100.0%	100.0%	100.0%	3,330,241	33.41
Gotham Plaza	Bank of America, Footlocker	2016	49.0%	—	—	25,927	25,927	—%	—%	46.9%	46.9%	58.6%	777,311	63.94
				104,794	86,950	135,650	327,394	89.7%	100.0%	86.3%	91.0%	91.9%	24,751,800	83.06
San Francisco Metro
555 9th Street	Bed, Bath & Beyond, Nordstrom Rack	2016	100.0%	—	119,862	28,970	148,832	—%	100.0%	100.0%	100.0%	100.0%	6,217,577	41.78
				—	119,862	28,970	148,832	—%	100.0%	100.0%	100.0%	100.0%	6,217,577	41.78
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	Ruth Chris Steak- house, TD Bank	2012	100.0%	20,669	—	—	20,669	100.0%	—%	—%	100.0%	100.0%	1,308,137	63.29
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667	—%	100.0%	88.4%	93.4%	100.0%	1,696,305	31.48
M Street and Wisconsin Corridor (26 Properties) [3]	Lululemon, Sephora, The Reformation	2011 2016 2019	25.2%	245,244	—	—	245,244	96.3%	—%	—%	96.3%	96.3%	16,934,170	71.73
				265,913	25,134	32,533	323,580	96.6%	100.0%	88.4%	96.0%	97.2%	19,938,612	64.19
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	—	40,800	13,426	54,226	—%	100.0%	100.0%	100.0%	100.0%	1,243,517	22.93
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	269,630	256.79
				1,050	40,800	13,426	55,276	100.0%	100.0%	100.0%	100.0%	100.0%	1,513,147	27.37

Total Street and Urban Retail				983,762	272,746	294,643	1,551,151	92.5%	100.0%	79.3%	91.3%	94.0%	$90,677,035	$64.03

Acadia Share Total Street and Urban Retail				785,972	272,746	281,420	1,340,139	91.5%	100.0%	80.9%	91.0%	94.0%	$74,978,325	$61.48

25

Core Portfolio Retail Properties – Detail [1]
Supplemental Report –

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Acme	1998	100.0%	—	62,610	81,300	143,910	—%	100.0%	74.8%	85.7%	88.7%	3,544,985	$28.73
Marketplace of Absecon	Rite Aid, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—%	100.0%	67.7%	82.1%	84.1%	1,349,393	15.71
60 Orange Street	Home Depot	2012	98.0%	—	101,715	—	101,715	—%	100.0%	—%	100.0%	100.0%	730,000	7.18

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,128	87,128	—%	—%	93.6%	93.6%	98.1%	2,677,423	32.82
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,081	123,345	—%	100.0%	78.0%	91.6%	93.6%	3,052,105	27.01
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—%	100.0%	62.7%	84.7%	84.7%	1,780,130	33.22
Pacesetter Park Shopping Center	Stop & Shop (Ahold)	1999	100.0%	—	52,052	45,754	97,806	—%	100.0%	85.5%	93.2%	95.3%	1,254,104	13.76
LA Fitness	LA Fitness	2007	100.0%	—	55,000	—	55,000	—%	100.0%	—%	100.0%	100.0%	1,485,287	27.01
Crossroads Shopping Center	HomeGoods,Pet- Smart, Kmart	1998	49.0%	—	202,727	109,177	311,904	—%	100.0%	82.7%	93.9%	93.9%	7,138,807	24.36
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	251,058	4,615	255,673	—%	100.0%	100.0%	100.0%	100.0%	2,173,780	8.50
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,815,000	18.84
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—%	100.0%	70.7%	83.0%	83.0%	2,458,139	32.70

Connecticut
Town Line Plaza [4]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	43,187	206,346	—%	100.0%	93.6%	98.7%	98.7%	1,788,091	16.62

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,360,858	10.47
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—%	100.0%	67.7%	90.9%	90.9%	1,900,871	9.58
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	646,965	31.70
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,311,747	32.38

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,471	101,655	—%	100.0%	93.7%	98.2%	98.2%	2,133,421	21.36

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,445	99,137	—%	100.0%	70.4%	85.8%	85.8%	896,262	10.53

26

Core Portfolio Retail Properties – Detail [1]
Supplemental Report –

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,220	112,867	236,087	—%	100.0%	88.1%	94.3%	94.3%	3,353,621	15.06

Michigan
Bloomfield Town Square	Best Buy, HomeGoods, TJ Maxx	1998	100.0%	—	153,839	81,183	235,022	—%	100.0%	85.4%	94.9%	94.9%	3,630,131	16.27

Delaware
Town Center and Other (2 properties)	Lowes, Bed Bath & Beyond, Target	2003	65.1%	—	748,210	51,808	800,018	—%	91.6%	85.7%	91.3%	91.3%	12,642,074	17.32
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	100.0%	100.0%	100.0%	3,107,835	30.45
Naamans Road	—	2006	100.0%	—	—	19,850	19,850	—%	—%	30.1%	30.1%	30.1%	433,785	72.60

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—%	100.0%	100.0%	100.0%	100.0%	244,279	2.29
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	894,880	5.73
Chestnut Hill	—	2006	100.0%	—	—	37,646	37,646	—%	—%	100.0%	100.0%	100.0%	982,394	26.10
Abington Towne Center [5]	Target, TJ Maxx	1998	100.0%	—	184,616	32,300	216,916	—%	100.0%	53.0%	93.0%	99.1%	842,398	15.28

Total Suburban Properties				—	3,143,357	1,114,864	4,258,221	—%	98.0%	81.5%	93.7%	94.4%	65,628,765	$17.50

Acadia Share Total Suburban Properties				—	2,813,822	1,034,359	3,848,181	—%	98.8%	81.4%	94.1%	94.9%	$58,324,665	$17.24

TOTAL CORE PROPERTIES				983,762	3,416,103	1,409,507	5,809,372	92.5%	98.2%	81.1%	93.1%	94.2%	156,305,800	$30.24

Acadia Share Total Core Properties				785,972	3,086,568	1,315,779	5,188,320	91.5%	98.9%	81.3%	93.3%	94.6%	$134,933,423	$29.31

__________

1.

Excludes properties under development, redevelopment and pre-stabilized, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced.

2.	Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3.	Excludes 94,000 of office GLA.
4.	Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
5.	Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

27

Core Portfolio – Top Tenants [1]
Supplemental Report – March 31, 2019	(Pro Rata Basis)

	Number of	Combined		Percentage of Total
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	390,416	$7,809,968	7.5%	5.8%
Royal Ahold [2]	4	207,513	3,744,728	4.0%	2.8%
Nordstrom, Inc.	2	88,982	3,515,492	1.7%	2.6%
Albertsons Companies [3]	3	171,182	3,377,140	3.3%	2.5%
Walgreens	4	68,556	3,321,875	1.3%	2.5%
Bed, Bath, and Beyond [4]	3	122,466	3,147,405	2.4%	2.3%
TJX Companies [5]	8	229,043	2,631,830	4.4%	2.0%
Ascena Retail Group [6]	5	23,233	2,598,700	0.4%	1.9%
LA Fitness International LLC	2	100,000	2,524,787	1.9%	1.9%
Lululemon	2	7,533	2,333,647	0.1%	1.7%
Trader Joe's	3	41,432	2,255,989	0.8%	1.7%
Home Depot	3	312,718	1,964,443	6.0%	1.5%
Gap [7]	3	39,717	1,874,439	0.8%	1.4%
Bob's Discount Furniture	2	57,969	1,629,028	1.1%	1.2%
Tapestry [8]	2	4,250	1,543,129	0.1%	1.1%
JP Morgan Chase	7	28,715	1,452,804	0.6%	1.1%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,424,318	0.6%	1.1%
DSW	2	35,842	1,351,836	0.7%	1.0%
Dick's Sporting Goods, Inc	2	86,415	1,321,634	1.7%	1.0%
Citibank	4	16,160	1,271,260	0.4%	0.9%
TOTAL	67	2,063,639	$51,094,452	39.8%	37.9%

__________

1.	Does not include tenants that operate at only one Acadia Core location
2.	Stop and Shop (4 locations)
3.	Shaw’s (2 locations), Acme (1 location)
4.	Bed Bath and Beyond (2 locations), Christmas Tree Shops (1 location)
5.	TJ Maxx (5 locations), Marshalls (1 location), HomeGoods (2 locations)
6.	Ann Taylor Loft (2 locations), Catherine’s (1 location), Dress Barn (1 location), Lane Bryant (1 location)
7.	Old Navy (2 locations), Banana Republic (1 location)
8.	Kate Spade (2 locations)
28

Core Portfolio – Lease Expirations
Supplemental Report – March 31, 2019	(Pro Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	1	1,300	0.2%	$27.69	0.1%	—	—	—%	$—	—%
2019	6	8,860	1.2%	184.37	2.8%	2	152,729	5.5%	10.48	3.7%
2020	11	29,337	4.1%	133.95	6.7%	5	273,380	9.8%	16.01	10.2%
2021	24	96,624	13.4%	53.37	8.7%	13	545,056	19.5%	14.60	18.6%
2022	11	54,337	7.6%	85.96	7.9%	5	187,442	6.7%	16.79	7.4%
2023	15	127,884	17.8%	69.24	15.0%	9	403,062	14.4%	18.35	17.3%
2024	12	76,031	10.6%	76.30	9.8%	11	365,205	13.1%	14.65	12.5%
2025	12	43,342	6.0%	141.83	10.4%	6	152,211	5.4%	18.33	6.5%
2026	13	27,520	3.8%	117.28	5.5%	3	72,216	2.6%	13.07	2.2%
2027	6	17,231	2.4%	81.60	2.4%	2	66,650	2.4%	23.33	3.6%
2028	11	147,458	20.5%	60.92	15.2%	7	409,288	14.6%	12.93	12.4%
Thereafter	14	89,303	12.4%	102.98	15.5%	4	170,633	6.0%	13.58	5.6%
Total	136	719,227	100.0%	$82.09	100.0%	67	2,797,872	100.0%	$15.26	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		66,745					33,780
Total Square Feet		785,972					3,086,568

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	5	13,146	1.2%	$25.61	1.0%	6	14,446	0.3%	$25.80	0.3%
2019	14	23,056	2.2%	33.11	2.3%	22	184,645	4.0%	21.65	3.0%
2020	37	115,243	10.8%	24.41	8.5%	53	417,960	9.1%	26.60	8.2%
2021	44	169,408	15.8%	24.30	12.4%	81	811,088	17.7%	21.24	12.8%
2022	40	132,380	12.4%	33.13	13.2%	56	374,159	8.2%	32.62	9.0%
2023	36	135,959	12.7%	30.30	12.4%	60	666,905	14.5%	30.54	15.1%
2024	33	137,731	12.9%	28.83	12.0%	56	578,967	12.6%	26.12	11.2%
2025	18	49,108	4.6%	31.64	4.7%	36	244,661	5.3%	42.88	7.8%
2026	14	64,136	6.0%	32.16	6.2%	30	163,872	3.6%	38.04	4.6%
2027	16	75,921	7.1%	30.07	6.9%	24	159,802	3.5%	32.82	3.9%
2028	23	104,485	9.8%	37.55	11.8%	41	661,231	14.4%	27.52	13.5%
Thereafter	14	49,124	4.5%	57.77	8.6%	32	309,060	6.8%	46.44	10.6%
Total	294	1,069,697	100.0%	$31.00	100.0%	497	4,586,796	100.0%	$29.31	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		246,082					346,608
Total Square Feet		1,315,779					5,188,320

_________

1.	Leases currently under month to month or in process of renewal
29

Core Portfolio – New and Renewal Rent Spreads [1]
Supplemental Report – March 31, 2019

	Quarter Ended
	March 31, 2019
	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	2	2
GLA	4,299	4,299
New base rent	$58.64	$55.99
Previous base rent	$46.22	$51.71
Average cost per square foot	$68.49	$68.49
Weighted Average Lease Term (years)	8.7	8.7
Percentage growth in base rent	26.9%	8.3%

Renewal Leases
Number of renewal leases executed	6	6
GLA	118,172	118,172
New base rent	$4.49	$4.47
Expiring base rent	$4.39	$4.43
Average cost per square foot	$—	$—
Weighted Average Lease Term (years)	4.8	4.8
Percentage growth in base rent	2.3%	0.9%

Total New and Renewal Leases
Number of new and renewal leases executed	8	8
GLA commencing	122,471	122,471
New base rent	$6.39	$6.28
Expiring base rent	$5.86	$6.09
Average cost per square foot	$2.40	$2.40
Weighted Average Lease Term (years)	5.0	5.0
Percentage growth in base rent	9.1%	3.1%

__________

1.

Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.

2.	Rents are calculated on a straight-line ("GAAP") basis and do not incorporate above- or below-market lease adjustments.
3.

Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

30

Core Portfolio – Capital Expenditures
Supplemental Report – March 31, 2019

	Year to Date
	March 31, 2019	December 31, 2018
Leasing Commissions	$537	$1,877
Tenant Improvements	1,810	10,076
Maintenance Capital Expenditures	527	3,154
Total Capital Expenditures	$2,874	$15,107

31

Fund Overview
Supplemental Report – March 31, 2019

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$90.0	Million	$300.0	Million	$502.5	Million	$540.6	Million	$520.0	Million	$1,953.1	Million
Acadia's Commitment	$20.0	Million	$85.0	Million	$123.3	Million	$125.0	Million	$104.5	Million	$457.8	Million
Acadia's Pro Rata Share	22.2%		28.3%		24.5%		23.1%		20.1%		23.4%
Acadia's Promoted Share [1]	37.8%		42.7%		39.6%		38.5%		36.1%		38.8%
Preferred Return	9.0%		8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$347.1	Million	$426.3	Million	$425.4	Million	$118.3	Million	$1,403.8	Million
Cumulative Net Distributions [3]	$195.4	Million	$146.6	Million	$554.8	Million	$147.4	Million	$-	Million	$1,044.2	Million
Net Distributions/Contributions	225.6%		42.2%		130.1%		34.7%		N/A		74.4%
Unfunded Commitment [4]	$0.0	Million	$15.0	Million	$23.7	Million	$104.6	Million	$401.7	Million	$544.9	Million
Acquisition Dry Powder [5]	N/A		N/A		N/A		N/A		$287.0	Million	$287.0	Million
Investment Period Closes [6]	Closed		Closed		Closed		Closed		Aug-2019
Currently in a Promote Position? (Yes/No)	No		No		No		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management [7]	Fund I, II & III		1.5% of Implied Capital
Asset Management [7]	Fund IV & V		1.5% of Implied Capital during the investment period, 1.25% of Implied Capital post-investment period
Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs

__________

1.

Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.

2.

With regard to Fund II, the additional contributions over original Fund Size reflects a prior-period distribution that was re-contributed to the Fund during 2016 to fund the on-going redevelopment of existing Fund II investments.

3.	Net of fees and promote. Fund I has made its final distribution and was fully liquidated in 2018.
4.

Unfunded Commitments are set aside to complete leasing and development at existing fund investments and to make new Fund V investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales. With regard to Fund II, the Unfunded Commitment reflects a prior-period distribution that is subject to recontribution to the Fund until April 2021.

5.	Unfunded Commitments available to deploy into new unidentified investments.
6.	With regard to Fund V’s investment period, Acadia has two one-year extension options, at its discretion, through August 2021.
7.	Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $50.0 million of general reserves.

32

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – March 31, 2019

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Fund II Portfolio Detail

NEW YORK
New York
City Point - Phase I and II	Century 21, Target, Alamo Drafthouse	2007	94.2%	—	290,450	184,550	475,000	—%	91.5%	21.1%	64.2%	78.2%	$8,585,429	$28.17

Total - Fund II				—	290,450	184,550	475,000	—%	91.5%	21.1%	64.2%	78.2%	$8,585,429	$28.17

Fund III Portfolio Detail

NEW YORK
New York
654 Broadway	─	2011	100.0%	2,896	—	—	2,896	—%	—%	—%	—%	100.0%	$—	$—
640 Broadway	Swatch	2012	63.1%	4,637	—	—	4,637	53.2%	—%	—%	53.2%	53.2%	709,386	287.46
Cortlandt Crossing	ShopRite, HomeSense	2012	100.0%	—	67,868	58,296	126,164	—%	100.0%	42.9%	73.6%	76.9%	2,390,469	25.74
Nostrand Avenue	─	2013	100.0%	—	—	39,854	39,854	—%	—%	90.2%	90.2%	90.2%	1,736,393	48.33

Total - Fund III				7,533	67,868	98,150	173,551	32.8%	100.0%	62.1%	75.6%	79.7%	$4,836,248	$36.84

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	─	2015	100.0%	2,625	—	—	2,625	—%	—%	—%	—%	—%	$—	$—
210 Bowery	─	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—
27 East 61st Street	─	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—%	—%	100.0%	100.0%	2,049,679	243.08
1035 Third Avenue [2]	─	2015	100.0%	7,617	—	—	7,617	37.2%	—%	—%	37.2%	37.2%	695,964	245.68
Colonie Plaza	Price Chopper, Big Lots	2016	100.0%	—	96,000	57,483	153,483	—%	100.0%	86.5%	94.9%	94.9%	1,627,856	11.17

New Jersey
Paramus Plaza	Ashley Furniture, Marshalls	2013	50.0%	—	64,105	86,555	150,660	—%	39.0%	81.4%	63.3%	74.1%	1,619,790	16.97

BOSTON
Massachusetts
Restaurants at Fort Point	─	2016	100.0%	15,711	—	—	15,711	90.9%	—%	—%	90.9%	100.0%	771,444	54.00

NORTHEAST
Maine
Airport Mall	Hannaford, Marshalls	2016	100.0%	—	131,042	90,788	221,830	—%	100.0%	23.3%	68.6%	68.6%	1,026,747	6.75
Wells Plaza	Reny's, Dollar Tree	2016	100.0%	—	62,471	27,963	90,434	—%	100.0%	94.7%	98.3%	98.3%	729,365	8.20
Shaw's Plaza (Waterville)	Shaw's	2016	100.0%	—	87,492	31,523	119,015	—%	100.0%	100.0%	100.0%	100.0%	1,420,839	11.94
Shaw's Plaza (Windham)	Shaw's	2017	100.0%	—	66,698	57,632	124,330	—%	100.0%	75.0%	88.4%	88.4%	1,034,193	9.41
JFK Plaza	Hannaford, TJ Maxx	2016	100.0%	—	104,426	46,681	151,107	—%	100.0%	28.9%	78.0%	78.0%	786,801	6.67

Pennsylvania
Dauphin Plaza	Price Rite, Ashley Furniture	2016	100.0%	—	114,765	91,441	206,206	—%	100.0%	79.9%	91.1%	91.1%	1,863,821	9.92
Mayfair Shopping Center	Planet Fitness, Dollar Tree	2016	100.0%	—	25,673	89,738	115,411	—%	—%	83.0%	64.5%	89.5%	1,335,296	17.92

Rhode Island
650 Bald Hill Road	Dick's Sporting Goods, Burlington Coat Factory	2015	90.0%	—	55,000	113,764	168,764	—%	100.0%	72.0%	81.1%	81.1%	1,978,902	14.45

33

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report –	(in thousands)

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot	2013	98.6%	—	194,038	71,404	265,442	—%	85.6%	94.7%	88.0%	88.0%	3,111,835	13.31

Delaware
Eden Square	Giant Food, LA Fitness	2014	98.6%	—	115,973	115,071	231,044	—%	100.0%	78.5%	89.3%	89.3%	3,157,353	15.31

MIDWEST
Illinois
938 W. North Avenue	Sephora, Lululemon	2013	100.0%	31,762	—	—	31,762	100.0%	—%	—%	100.0%	100.0%	1,758,450	55.36
Lincoln Place	Kohl's, Marshall's, Ross	2017	100.0%	—	144,302	127,758	272,060	—%	100.0%	79.0%	90.1%	97.8%	2,880,983	11.75

SOUTHEAST
Georgia
Broughton Street Portfolio (13 properties)	H&M, Lululemon, Michael Kors, Starbucks	2014	82.8%	100,440	—	—	100,440	87.9%	—%	—%	87.9%	87.9%	3,192,670	36.17

North Carolina
Wake Forest Crossing	Lowe's, TJ Maxx	2016	100.0%	—	113,353	89,527	202,880	—%	100.0%	94.3%	97.5%	98.7%	2,927,578	14.80

WEST
California
146 Geary Street	─	2015	100.0%	11,436	—	—	11,436	—%	—%	—%	—%	—%	—	—
Union and Fillmore Collection (3 properties)	Eileen Fisher, L'Occitane, Bonobos	2015	90.0%	7,148	—	—	7,148	100.0%	—%	—%	100.0%	100.0%	702,830	98.33

Total - Fund IV				191,886	1,375,338	1,097,328	2,664,552	79.6%	93.3%	75.5%	85.0%	87.6%	$34,672,396	$15.31

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	153,983	70,240	224,223	—%	100.0%	91.4%	97.3%	99.4%	3,792,729	17.38

MIDWEST
Michigan
New Towne Plaza	Kohl's, Jo-Ann's, DSW	2017	100.0%	—	145,389	48,057	193,446	—%	100.0%	81.4%	95.4%	95.4%	2,173,428	11.78
Fairlane Green	TJ Maxx, Michaels, Bed Bath & Beyond	2017	100.0%	—	109,916	142,988	252,904	—%	100.0%	97.5%	98.6%	98.6%	5,164,121	20.71

SOUTHEAST
North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's	2017	100.0%	—	266,584	113,981	380,565	—%	100.0%	78.0%	93.4%	93.4%	4,145,399	11.66

Alabama
Trussville Promenade	Wal-Mart, Regal Cinemas	2018	100.0%	—	366,010	97,715	463,725	—%	100.0%	78.9%	95.6%	95.6%	4,402,224	9.93

Georgia
Hiram Pavilion	Kohl's, HomeGoods	2018	100.0%	—	209,423	153,252	362,675	—%	100.0%	95.6%	98.2%	98.2%	4,210,865	11.83

34

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report –	(in thousands)

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

WEST
California
Elk Grove Commons	Kohl's, HomeGoods	2018	100.0%	—	132,315	88,411	220,726	—%	100.0%	100.0%	100.0%	100.0%	4,778,151	21.65

Utah
Family Center at Riverdale	Target, Best Buy	2019	90.0%	—	165,550	262,278	427,828	—%	100%	94.6%	96.7%	96.7%	3,963,379	9.58

Total - Fund V				—	1,549,170	976,922	2,526,092	—%	100.0%	91.3%	96.6%	96.8%	$32,630,296	$13.37

TOTAL FUND PROPERTIES				199,419	3,282,826	2,356,950	5,839,195	77.8%	96.4%	77.2%	88.0%	90.6%	$80,724,369	$15.70

Acadia Share of Total Fund Properties				41,612	714,856	511,872	1,268,340	75.7%	96.7%	75.7%	87.5%	90.3%	$17,638,340	$15.89

__________

1.

Excludes properties under development, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2.	Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).

35

Fund Lease Expirations
Supplemental Report – March 31, 2019	(Pro Rata Basis)

	FUND II						FUND III
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2019	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2020	—	—	—%	—	—	—%	2	729	2.3%	33,288	45.66	3.0%
2021	—	—	—%	—	—	—%	2	1,038	3.3%	43,320	41.73	3.9%
2022	—	—	—%	—	—	—%	3	1,330	4.2%	106,959	80.42	9.5%
2023	—	—	—%	—	—	—%	5	1,447	4.5%	108,463	74.96	9.7%
2024	—	—	—%	—	—	—%	1	755	2.4%	44,259	58.62	3.9%
2025	—	—	—%	—	—	—%	2	624	2.0%	54,724	87.70	4.9%
2026	—	—	—%	—	—	—%	1	110	0.3%	34,877	317.06	3.1%
2027	2	5,951	7.3%	386,735	64.99	16.9%	1	209	0.7%	10,672	51.06	1.0%
2028	1	254	0.3%	34,243	134.81	1.5%	1	6,125	19.2%	140,875	23.00	12.6%
Thereafter	5	75,174	92.4%	1,871,332	24.89	81.6%	4	19,571	61.1%	543,599	27.78	48.4%
Total	8	81,379	100.0%	$2,292,310	$28.17	100.0%	22	31,938	100.0%	$1,121,036	$35.10	100.0%

		45,446	Total Vacant					10,165	Total Vacant
		126,825	Total Square Feet					42,103	Total Square Feet

	FUND IV						FUND V
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	3	7,344	1.5%	$39,432	$5.37	0.5%	—	—	—%	$—	$—	—%
2019	13	5,219	1.0%	89,785	17.20	1.2%	19	13,468	2.7%	281,553	20.91	4.3%
2020	28	37,814	7.5%	420,553	11.12	5.5%	35	115,847	23.5%	1,230,097	10.62	18.7%
2021	38	69,169	13.7%	964,032	13.94	12.6%	40	62,988	12.8%	1,144,694	18.17	17.4%
2022	23	50,771	10.1%	645,215	12.71	8.4%	32	62,682	12.7%	884,718	14.11	13.4%
2023	24	54,138	10.8%	533,310	9.85	7.0%	24	44,968	9.1%	644,232	14.33	9.8%
2024	18	44,753	8.9%	754,186	16.85	9.9%	20	52,657	10.7%	779,925	14.81	11.8%
2025	21	26,664	5.3%	899,531	33.74	11.8%	7	44,919	9.1%	611,709	13.62	9.3%
2026	22	42,433	8.4%	972,252	22.91	12.7%	8	13,938	2.8%	267,154	19.17	4.1%
2027	15	25,181	5.0%	381,499	15.15	5.0%	4	39,476	8.0%	218,841	5.54	3.3%
2028	9	10,788	2.1%	188,838	17.50	2.5%	10	22,030	4.5%	352,783	16.01	5.4%
Thereafter	19	129,154	25.7%	1,749,928	13.55	22.9%	4	20,551	4.1%	170,727	8.31	2.5%
Total	233	503,428	100.0%	$7,638,561	$15.17	100.0%	203	493,524	100.0%	$6,586,433	$13.35	100.0%

		85,245	Total Vacant					17,215	Total Vacant
		588,673	Total Square Feet					510,739	Total Square Feet

__________

1.	Leases currently under month to month or in process of renewal
36

Development and Redevelopment Activity
Supplemental Report – March 31, 2019

				Est. SQFT				Acquisition & Development Costs
Property	Ownership	Location	Estimated Stabilization	Upon Completion	Leased Rate	Key Tenants	Outstanding Debt	Incurred [1]	Estimated Future Range			Estimated Total Range
Development:
CORE
56 E Walton Street	100.0%	Chicago, IL	2019	8,874	—	TBD	$—	$10.1	$0.4	to	$1.4	$10.5	to	$11.5

FUND III
Broad Hollow Commons	100.0%	Farmingdale, NY	2021	180,000 - 200,000	—	TBD	—	17.3	32.7	to	42.7	50.0	to	60.0

FUND IV
717 N. Michigan Avenue	100.0%	Chicago, IL	2020	62,000	25.0%	Disney Store	66.6	108.5	11.5	to	19.0	120.0	to	127.5
							$66.6	$135.9	$44.6		$63.1	$180.5		$199.0
Redevelopment:

CORE
City Center	100.0%	San Francisco, CA	2020	241,000	90.0%	Target	$—	$177.2	$12.8	to	$22.8	$190.0	to	$200.0
Route 6 Mall	100.0%	Honesdale, PA	TBD	TBD	100.0%	TBD	—	TBD	TBD		TBD	TBD		TBD
Mad River	100.0%	Dayton, OH	TBD	TBD	50.0%	TBD	—	TBD	TBD	to	TBD	TBD	to	TBD
							$—	$177.2	$12.8		$22.8	$190.0		$200.0
Pre-Stabilized:

CORE
613-623 West Diversey	100.0%	Chicago, IL	2019	29,778	76.1%	TJ Maxx, Blue Mercury	$—
							—
FUND II
City Point, Phase I and II	94.2%	New York, NY	2020	475,000	78.2%	Century 21, Target, Alamo Drafthouse	264.5

FUND III
Cortlandt Crossing	100.0%	Mohegan Lake, NY	2019	125,906	73.6%	ShopRite, HomeSense	30.5
640 Broadway	63.1%	New York, NY	2019	4,637	53.2%	Swatch	—
Nostrand Avenue	100.0%	Brooklyn, NY	2019	40,977	90.2%	─	10.0

FUND IV
Paramus Plaza	50.0%	Paramus, NJ	2019	150,660	74.1%	Ashley Furniture, Marshalls	17.5
210 Bowery	100.0%	New York, NY	2019	2,538	—	─	—
801 Madison	100.0%	New York, NY	2019	2,625	—	─	—
27 E 61st Street	100.0%	New York, NY	2019	4,177	—	─	—
1035 Third Avenue	100.0%	New York, NY	2019	7,617	37.2%	─	36.7
							$359.2

_________

37

Development and Redevelopment Activity
Supplemental Report – March 31, 2019

__________

1.	Incurred amounts include costs associated with the initial carrying value. Reconciles to Consolidated Balance Sheet as follows:

Development costs above	$135.9
Projects in redevelopment or partial development	77.9
Deferred costs and other amounts	(20.5)

Total per consolidated balance sheet	$193.3

Refer to “ Net Asset Valuation Information ” for pro-rata costs incurred

38

Important Notes
Supplemental Report – March 31, 2019

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson’s, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplemental adjustment more appropriately reflects the results of its operations. The Company also provides one other supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, Same-Property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-Property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and Same-Property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and Same-Property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

39